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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 8, 1998
                                                          -------------


                               AGRIBIOTECH, INC.
                               ------------------
             (Exact name of registrant as specified in its charter)


          Nevada                    0-19352                    85-0325742
          ------                    -------                    ----------
(State or Other Jurisdiction (Commission File Number)  (IRS Employer Ident. No.)
     of Incorporation)


             120 Corporate Park Drive, Henderson, Nevada     89014
            ---------------------------------------------------------
                  (Address of Principal Executive Offices) (Zip Code)


                                (702) 566-2440
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               Registrant's telephone number, including area code


                 2700 Sunset Road, Las Vegas, Nevada 89120
            -----------------------------------------------------
                 (Former Address, If Changed Since Last Report)
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Item 5.  Other Events.
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     On April 8, 1998, AgriBioTech, Inc., a Nevada corporation (the
"Registrant"), completed the acquisition from John J. Zajac, Ellen M. Zajac and Sandra P. Zajac-Pepin (the "Sellers") of (i) 100% of the issued and outstanding shares of common stock (the "Stock") of Zajac Performance Seeds, Inc., a New Jersey corporation ("Zajac New Jersey"), pursuant to the terms of a Stock Purchase Agreement among the Sellers, the Registrant and Zajac New Jersey; and
(ii) all of the membership interests (the "Membership Interests"), of Zajac Performance Seeds Oregon, L.L.C., an Oregon limited liability company ("Zajac Oregon") pursuant to the terms of a Securities Purchase Agreement among the Sellers, the Registrant and Zajac Oregon.

     The aggregate purchase price was $6,600,000, of which $3,600,000 was attributed to the purchase of the Membership Interests in Zajac Oregon and was paid in cash and $3,000,000 of which was attributed to the purchase of the Stock of Zajac New Jersey and was paid in 300,000 shares of the Registrant's Common Stock, which, at the time the terms were agreed upon, was valued at $10.00 per share. The parties agreed that the effective date of the acquisition for accounting purposes, shall be prior to the opening of business on January 1, 1998.

     At the Closing, each of the Sellers entered into an Employment Agreement with the Registrant. The term of employment under the Employment Agreements is three years for John J. Zajac and Sandra Zajac-Pepin, and one year for Ellen M. Zajac. Each of the Sellers also entered into a Non-Competition Agreement with the Registrant for which John J. Zajac received $200,000, Sandra Zajac-Pepin received $100,000, and Ellen M. Zajac received $50,000 in cash as consideration for the non-compete provisions in such agreements. The term of each of the Non-Compete Agreements commenced on the Closing Date and continues for a period of three years following termination of each Seller's respective employment with the Registrant. In addition, John J. Zajac and Sandra Zajac-Pepin each received five year options to purchase 48,000 shares of Registrant's Common Stock.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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         (a) Financial Statements of Business Agreement.  None required.

         (b) Pro Forma Financial Information.  None required.

         (c)  Exhibits.

     2.1 Stock Purchase Agreement dated April 8, 1998 by and among John J. Zajac, Ellen M. Zajac and Sandra P. Zajac-Pepin, Zajac Performance Seeds, Inc. and AgriBioTech, Inc.

     2.2 Securities Purchase Agreement dated April 8, 1998 by and among John J. Zajac, Ellen M. Zajac and Sandra P. Zajac-Pepin, Zajac Performance Seeds Oregon, L.L.C., Inc. and AgriBioTech, Inc.

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     2.3  Omitted Schedules and Exhibits to the Stock Purchase Agreement.

     2.4  Omitted Schedules and Exhibits to the Securities Purchase Agreement.

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                                   SIGNATURE
                                   ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    AGRIBIOTECH, INC.
                                         (Registrant)



Date:  April 23, 1998                    /s/ Henry A. Ingalls
                                         --------------------------
                                         Henry A. Ingalls,
                                         Vice President



                                 EXHIBIT INDEX
                                 -------------

Exhibit No.    Description
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     2.1  Stock Purchase Agreement dated April 8, 1998 by and among John J.
          Zajac, Ellen M. Zajac and Sandra P. Zajac-Pepin, Zajac Performance Seeds, Inc. and AgriBioTech, Inc.

     2.2 Securities Purchase Agreement dated April 8, 1998 by and among John J. Zajac, Ellen M. Zajac and Sandra P. Zajac-Pepin, Zajac Performance Seeds Oregon, L.L.C., Inc. and AgriBioTech, Inc.

     2.3  Omitted Schedules and Exhibits to the Stock Purchase Agreement.

     2.4  Omitted Schedules and Exhibits to the Securities Purchase Agreement.

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